SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 1999



                            ProCare Industries, Ltd.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Colorado                      0-13066                84-0932231
 ---------------------------     -------------------       -------------------
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
 of incorporation)                                         Identification No.)




1960 White Birch Drive, Vista, California                          92083
-----------------------------------------                       ----------
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:   (760) 599-8559



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Item 5.   OTHER EVENTS

     Effective November 30, 1999, Registrant entered into an agreement with Arlington Capital, LLC, a California limited liability company, pursuant to which Arlington Capital, LLC purchased 793,844 shares of restricted common stock of the Registrant for the total purchase price of $25,000. The purchase of the shares was completed November 30, 1999. Following the purchase, Arlington
Capital, LLC will hold approximately 47.1% of Registrant's issued and outstanding common stock.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed as a part of this report.

     (c) Exhibits.

         Exhibit 10.1         Stock Purchase Agreement dated November 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 30, 1999

                                            PROCARE INDUSTRIES, LTD.


                                            By /s/ Robert W. Marsik
                                              ----------------------------------
                                              Robert W. Masrsik, President












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                                  EXHIBIT INDEX


Exhibit         Description                                             Page No.
-------         -----------                                             -------

10.1            Stock Purchase Agreement dated November 30, 1999.         3
































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